UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Accelerated Vesting of Executive Awards

As previously disclosed in the Current Report on Form 8-K (Amendment No. 1) filed by 180 Life Sciences Corp. (the “Company”, “we” and “us”), with the Securities and Exchange Commission on June 30, 2025 (the “June 2025 Form 8-K”), effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of:

(1) stock options to certain individuals, including awards to the following named executive officers: (a) Blair Jordan, the Chief Executive Officer of the Company (options to purchase 410,000 shares); and (b) Eric R. Van Lent, the Chief Accounting Officer of the Company (options to purchase 25,000 shares), each in consideration for services rendered and to be rendered to the Company (the “June 2025 Executive Options”); and

(2) 167,576 shares of restricted common stock to Blair Jordan, Chief Executive Officer of the Company and 8,174 shares of restricted common stock to Eric R. Van Lent, Chief Accounting Officer of the Company (the “June 2025 Executive Shares”).

The June 2025 Executive Options were granted under the Company’s 2025 Option Incentive Plan (the “2025 Plan”) and have a term of ten years, subject in all cases to the terms and conditions of the 2025 Plan and the award agreements entered into to evidence such grants, and each officer’s continued service with the Company. The June 2025 Executive Options and June 2025 Executive Shares were to vest at the rate of 1/2 of such options on each of the six and twelve month anniversaries of the grant date, subject to such holders continued service to the Company on the applicable vesting dates. The June 2025 Executive Options have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025.

The June 2025 Executive Shares were evidenced by Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into between the Company and each recipient. The June 2025 Executive Shares grants were made under, and subject to the terms of, the Company’s Third Amended and Restated 2022 Omnibus Incentive Plan (the “2022 Plan”).

Effective on July 11, 2025 and July 12, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of the June 2025 Executive Shares and June 2025 Executive Options, respectively, which vested in full on such dates.

The description of the June 2025 Executive Options above is qualified in its entirety by the terms of the Option Agreements entered into to evidence each grant, a form of which is incorporated by reference herein as Exhibit 10.2 and the 2025 Plan, a copy of which is incorporated by reference herein as Exhibit 10.1, the terms of which are incorporated by reference into this Item 5.02. The description of the June 2025 Executive Shares is not complete and is qualified in its entirety by the Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into to evidence the awards and the 2022 Plan, copies of which (a) form of Notice of Restricted Stock Grants and Restricted Stock Grant Agreement is incorporated by reference herein as Exhibit 10.3, and (b) 2022 Plan is incorporated by reference herein as Exhibit 10.4, which are incorporated by reference into this Item 5.02 in their entirety.

As discussed in greater detail in the June 2025 Form 8-K, in accordance with the rules of the Nasdaq Capital Market, (i) no stock options granted under the 2025 Plan can be exercised, and (ii) if Shareholder Approval (as defined below) is not received, the 2025 Plan is to be unwound, and the outstanding stock options granted thereunder cancelled. Shareholder approval of the 2025 Plan is to be obtained in accordance with the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, each as amended and applicable laws, within one year of the adoption of the 2025 Plan (“Shareholder Approval”).

First Amendment to Consulting Agreement with EVL Consulting, LLC and Eric Van Lent

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 21, 2025, effective on February 15, 2025, the Company entered into an Executive Consulting Agreement dated January 30, 2025 with Mr. Eric Van Lent, the then newly appointed Chief Accounting Officer of the Company, and EVL Consulting, LLC (an entity owned by Mr. Van Lent)(“EVL Consulting” and the “EVL Consulting Agreement”). Pursuant to the EVL Consulting Agreement, the Company agreed to engage EVL Consulting to provide the services of Mr. Van Lent to the Company as Chief Accounting Officer of the Company. The EVL Consulting Agreement had a term through July 30, 2025, unless otherwise terminated pursuant to the terms of the agreement and provides for Mr. Van Lent to act as Chief Accounting Officer of the Company, and to be paid $8,000 per month for an average of 10 hours of work per week, with any hours in excess of that amount being compensated at the rate of $200 per hour, only if preapproved in writing by the Company. We also had the right to terminate the EVL Consulting Agreement at any time, provided that we paid EVL Consulting $10,000 upon such termination (the “Termination Fee”), payable within 60 days of such termination date.

On July 12, 2025, and effective July 31, 2025, the Company, Mr. Van Lent and EVL Consulting entered into a First Amendment to Consulting Agreement (the “EVL Consulting Agreement Amendment”), which amended the EVL Consulting Agreement to (a) extend the term of such agreement through December 31, 2025; and (b) increase the Termination Fee to $25,000.

The foregoing summary of the EVL Consulting Agreement Amendment is a summary only and is qualified in its entirety by reference to the EVL Consulting Agreement Amendment, a copy of which is attached hereto as Exhibit 10.5, and incorporated into this Item 5.02 by reference in its entirety.

Item 8.01 Other Events.

Accelerated Vesting of Director Awards

As previously disclosed in the June 2025 Form 8-K, effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of:

(a) stock options to the non-executive members of the Board of Directors as follows: Ryan Smith, Lead Director, options to purchase 255,000 shares of common stock; Stephen H. Shoemaker, director, options to purchase 165,000 shares of common stock; and Dr. Lawrence Steinman, director, options to purchase 110,000 shares of common stock, each in consideration for services rendered and to be rendered to the Company (collectively, the “Non-Executive Director Options”); and

(b) 102,181 shares of restricted common stock to Ryan Smith, Lead Director, 67,439 shares of restricted common stock to Stephen H. Shoemaker, director, and 44,959 shares of common stock to Dr. Lawrence Steinman, director (collectively, the “Non-Executive Director Shares”).

The Non-Executive Director Options and Non-Executive Director Shares were to vest at the rate of 1/2 of such awards on each of the six and twelve month anniversaries of the grant date, subject to such holders continued service to the Company on the applicable vesting dates.

The options were granted under the 2025 Plan and have a term of ten years, subject in all cases to the terms and conditions of the 2025 Plan and the award agreements entered into to evidence such grants, and each director’s continued service with the Company. The options have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025.

Effective on July 11, 2025 and July 12, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of the Non-Executive Director Shares and Non-Executive Director Options, respectively, which vested in full on such dates.

The description of the Non-Executive Director Options above is qualified in its entirety by the terms of the Option Agreements entered into to evidence each grant, a form of which is incorporated by reference herein as Exhibit 10.2 and the 2025 Plan, a copy of which is incorporated by reference herein as Exhibit 10.1, the terms of which are incorporated by reference into this Item 8.01. The description of the Non-Executive Director Shares above is not complete and is qualified in its entirety by the Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into to evidence the awards and the 2022 Plan, which (a) form of Notice of Restricted Stock Grants and Restricted Stock Grant Agreement is incorporated by reference herein as Exhibit 10.3, and (b) 2022 Plan is incorporated by reference herein as Exhibit 10.3, which are incorporated by reference into this Item 8.01 in their entirety.

As discussed in greater detail in the June 2025 Form 8-K, in accordance with the rules of the Nasdaq Capital Market, (i) no stock options granted under the 2025 Plan can be exercised prior to Shareholder Approval, and (ii) if Shareholder Approval is not received, the 2025 Plan is to be unwound, and the outstanding stock options granted thereunder cancelled.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	180 Life Sciences Corp. 2025 Option Incentive Plan (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 18, 2025, and incorporated by reference herein)
10.2	2025 Option Incentive Plan – Form of Stock Option Agreement (June 2025 Awards) (filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 18, 2025, and incorporated by reference herein)
10.3	2022 Omnibus Incentive Plan – Form of Notice of Restricted Stock Grant and Restricted Stock Grant Agreement – (June 2025 Awards) (filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 18, 2025, and incorporated by reference herein)
10.4	Third Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 31, 2024, and incorporated by reference herein)
10.5*	First Amendment to Executive Consulting Agreement entered into on July 12, 2025 and effective July 31, 2025, by and between 180 Life Sciences Corp., Eric Van Lent and EVL Consulting, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

*	Filed as exhibits to the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Chief Executive Officer

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